UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2006


                             Element 21 Golf Company
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-15260                88-0218411
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


          200 Queens Quay East, Unit #1
            Toronto, Ontario, Canada,                            M5A 4K9
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     (Address of principal executive offices)                   (Zip Code)


  Registrant's telephone number, including area code         800-710-2021
                                                        ------------------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

         As reported on a Form 8-K filed by Element 21 Golf Company (the "Company") on August 3, 2006, the Company consummated a $4 million equity financing on July 31, 2006 (the "Initial Closing Date") by entering into separate Series B Convertible Preferred Stock Subscription Agreements (each a "Subscription Agreement" and collectively the "Subscription Agreements") with Clearline Capital, LLC and Vladimir Goryunov (each a "Purchaser" and collectively, the "Purchasers"). On November 30, 2006, the Company consummated the second and final closing of the transactions contemplated by the Subscription Agreements and received an additional $2 million in investment proceeds from the Purchasers.

         Each Subscription Agreement provided for the sale by the Company to the applicable Purchaser of 117,648 shares of the Company's Series B Convertible Preferred Stock, par value $0.10 per share (the "Series B Preferred Stock"), and warrants to purchase an aggregate of 17,647,059 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), in exchange for and in consideration of an aggregate investment by each Purchaser of $2 million in cash, which amount was to be invested by each Purchaser in two equal $1 million installments, the first of which occurred on the Initial Closing Date and the second of which occurred on November 30, 2006 (the "Subsequent Closing" and the date of such Subsequent Closing, the "Subsequent Closing Date").

         In exchange for each Purchaser's second $1 million installment which was received by the Company on the Subsequent Closing Date, the Company issued to each Purchaser an additional 58,824 shares of Series B Preferred Stock and
(i) one additional warrant to purchase 3,750,000 shares of Common Stock at an exercise price of $0.22 per share in the event the warrant is exercised on or prior to July 31, 2007, which increases to $0.28 per share in the event the warrant is exercised on or after August 1, 2007, and (ii) one additional warrant to purchase 5,073,530 shares of Common Stock at an exercise price of $0.28 per share (each a "Subsequent Warrant", collectively, the "Subsequent Warrants" and collectively with the warrants issued to the Purchasers as of the Initial Closing Date, the "Warrants"). The Warrants expire on January 31, 2009. The exercise prices of the Warrants are subject to adjustment in the event of certain dilutive issuances, stock dividends, stock splits, share combinations or other similar recapitalization events. The Warrants may only be exercised by the payment of the applicable exercise price to the Company in cash, no cashless exercise is permitted. The terms of the Subsequent Warrants are identical to the terms of the warrants issued by the Company to the Purchasers as of the Initial Closing Date. Forms of each of the two Subsequent Warrants are attached hereto as Exhibits 4.1 and 4.2 respectively.

         On November 30, 2006, the Company issued a press release to announce the consummation of the second and final closing of the Series B Preferred Stock equity financing. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 3.02  Unregistered Sales of Equity Securities

         As described above, on the Subsequent Closing Date, the Company sold an aggregate of 117,648 shares of Series B Preferred Stock and issued warrants to purchase an aggregate of 17,647,060 shares of Common Stock for an aggregate purchase price of $2,000,000. The Company paid commissions in the aggregate amount of $600,000 in connection with its issuance of shares of Series B Preferred Stock and the accompanying warrants at the Initial Closing Date and the Subsequent Closing Date. The shares of Series B Preferred Stock are convertible into shares of Common Stock at the election of the Purchasers. Each share of Series B Preferred Stock is initially convertible into 100 shares of Common Stock, with such conversion ratio subject to adjustment in the event of dilutive issuances, stock splits, combinations, certain dividends and

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

distributions, and mergers, reorganizations or other similar recapitalization events. The warrants may be exercised in whole or in part for shares of Common Stock by payment by the Purchasers of the applicable exercise price in cash prior to the expiration of the warrants on January 31, 2009. Neither the shares of Series B Preferred Stock, the warrants, or the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock or upon the exercise of the warrants were registered under the Securities Act of 1933, as amended ("Securities Act"). The offer and sale of the shares Series B Preferred Stock and warrants to the Purchasers on the Subsequent Closing Date was (and we anticipate that the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and upon exercise of the warrants, will be) exempt from the registration requirements of Section 5 of the Securities Act pursuant to
Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder. The Company relied on the following facts in determining that the offer and sale of the shares of Series B Preferred Stock on the Subsequent Closing Date and accompanying warrants qualified for the exemption provided by Rule 506:

     o The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

     o Pursuant to Rule 506 under the Securities Act, no more than 35 purchasers purchased the Series B Preferred Stock and warrants, as determined in accordance with Rule 501(e) under the Securities Act.


Item 9.01  Financial Statements and Exhibits.

Exhibits

Exhibit Number      Description
--------------      -----------

 3(i)* Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share

 4.1 Form of Warrant for Purchase of 3,750,000 Shares of Common Stock dated November 30, 2006

 4.2 Form of Warrant for Purchase of 5,073,530 Shares of Common Stock dated November 30, 2006

 10.1* Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of July 31, 2006

 99.1               Press Release issued by the Company on November 30, 2006

*    Incorporated by reference to the Company's Form 8-K filed on August 3,
     2006.

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


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 30, 2006               ELEMENT 21 GOLF COMPANY


                                       By: /s/ NATALIYA HEARN
                                           -------------------------------------
                                           Name:  Nataliya Hearn
                                           Title: President


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

Exhibit Index

Exhibit Number      Description
--------------      -----------

 3(i)* Certificate of the Powers, Designations, Preferences and Rights of the Series B Convertible Preferred Stock, Par Value $0.10 Per Share

 4.1 Form of Warrant for Purchase of 3,750,000 Shares of Common Stock dated November 30, 2006

 4.2 Form of Warrant for Purchase of 5,073,530 Shares of Common Stock dated November 30, 2006

 10.1* Form of Subscription Agreement for Shares of Series B Convertible Preferred Stock dated as of July 31, 2006

 99.1               Press Release issued by the Company on November 30, 2006

*    Incorporated by reference to the Company's Form 8-K filed on August 3,
     2006.


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